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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Cymer, Inc.:

We consent to the use of our report incorporated herein by reference in the Form S-8 Registration Statement.


                                                     /s/ KPMG LLP
San Diego, California
April 5, 2001